UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 30, 1999


                          Commission file number 1-5270


                              SOFTNET SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                                     11-1817252
--------------------------------------------------------------------------------
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                     Identification Number)


                         650 Townsend Street, Suite 225
                         San Francisco, California 94103
                     --------------------------------------
                    (Address of principal executive offices)


                                 (415) 365-2500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

                  On September 30, 1999, the Company sold to Global Information Distribution GmbH ("GID"), all of its holdings of the issued and outstanding capital stock of its wholly-owned subsidiary, Micrographic Technology Corporation ("MTC"), for aggregate proceeds of $4,894,158 in cash. The purchase price was negotiated by the parties based on the assets of MTC and the outlook for future revenue growth.

                  The purchase price will be adjusted downward on a dollar for dollar basis to reflect any decrease from the difference between the book value of the assets and liabilities of MTC reflected on the unaudited balance sheet of MTC as of October 31, 1998 to the difference between the book value of the assets and liabilities of MTC reflected on the unaudited balance sheet of MTC as of September 30, 1999. In the event of such adjustment, the Company will be obligated to pay to GID the amount of such adjustment, however, the amount of such payment will not exceed $150,000.

                  GID is a customer of MTC.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                  (b) Pro forma Financial Information. The Unaudited Pro Forma Consolidated Condensed Financial Statements of the Company are filed as exhibit
99.2 to this report and are incorporated by this reference as if set forth fully herein.


                  (c) Exhibits. The following documents are filed as exhibits to this report:

                      1. Exhibit 2.1 - Agreement and Plan of Merger among SoftNet Systems, Inc., Micrographic Technology Corporation, Global Information Distribution GmbH and Micrographic Acquisition Corp.

                      2.   Exhibit 99.1 - Press Release dated October 6, 1999.

                      3. Exhibit 99.2 - Unaudited Pro Forma Consolidated Condensed Financial Statements

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SoftNet Systems, Inc.
                                        ---------------------------------------
                                               (Registrant)

Date:  October 14, 1999                 By:    /s/ Douglas S. Sinclair
                                            -----------------------------------
                                                 Douglas S. Sinclair
                                                 Chief Financial Officer

                              SoftNet Systems, Inc.
                                  Exhibit Index
                                   to Form 8-K




             Exhibit No.             Description
             -----------        ------------------------------------------------

                 2.1 Agreement and Plan of Merger among SoftNet Systems, Inc., Micrographic Technology Corporation, Global Information Distribution GmbH and Micrographic Acquisition Corp.

                 99.1           Press Release dated October 6, 1999

                 99.2           Unaudited  Pro  Forma   Consolidated   Condensed
                                Financial Statements